                                                                      Exhibit 24
                                                                      ----------
                  ROADWAY CORPORATION AND CERTAIN SUBSIDIARIES

                       REGISTRATION STATEMENT ON FORM S-3
                                POWER OF ATTORNEY


         The undersigned officer and/or director of Roadway Corporation, a Delaware corporation, and certain of its subsidiaries do hereby make, constitute and appoint John J. Gasparovic and Joseph R. Boni III, with full power of substitution and resubstitution, as attorneys of the undersigned, to execute and file (i) a Registration Statement on Form S-3 (the "Form S-3 Registration Statement") relating to shares of common stock, $0.01 par value per share, and senior debt securities of the Registrant that it may sell from time to time in one or more offerings up to an aggregate amount of $250,000,000, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-3 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-3 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 24th day of May, 2002.

ROADWAY CORPORATION

/s/  Michael W. Wickham                                                             /s/  John F. Fiedler
---------------------------------          ----------------------------------       --------------------
Michael W. Wickham                         Dale F. Frey                             John F. Fiedler
Chairman and                               Director                                 Director
Chief Executive Officer
(Principal Executive Officer)

/s/  J. Dawson Cunningham                  /s/  Phillip J. Meek                     /s/  Carl W. Schafer
----------------------------------         ----------------------------------       --------------------
J. Dawson Cunningham                       Phillip J. Meek                          Carl W. Schafer
Executive Vice President and               Director                                 Director
Chief Financial Officer
(Principal Financial Officer)

/s/  John G. Coleman                                                                /s/  Sarah Roush Werner
---------------------------------          ----------------------------------       -----------------------
John G. Coleman                            Frank P. Doyle                           Sarah Roush Werner
Controller                                 Director                                 Director
(Principal Accounting Officer)

ROADWAY EXPRESS, INC.

/s/  James D. Staley                       /s/  John G. Coleman                     /s/  Michael W. Wickham
---------------------------------          ---------------------------------        -----------------------
James D. Staley                            John G. Coleman                          Michael W. Wickham
President and Chief Operating Officer      Controller                               Director
(Principal Executive Officer)              (Principal Financial and
                                              Accounting Officer)

/s/  J. Dawson Cunningham                  /s/  John J. Gasparovic
---------------------------------          -----------------------
J. Dawson Cunningham                       John J. Gasparovic
Director                                   Director

ROADWAY EXPRESS INTERNATIONAL, INC.

/s/  Michael W. Wickham                    /s/  Joseph R. Boni III                  /s/  James D. Staley
---------------------------------          ---------------------------------        --------------------
Michael W. Wickham                         Joseph R. Boni III                       James D. Staley
President and Director                     Treasurer                                Director
(Principal Executive Officer)              (Principal Financial and
                                              Accounting Officer)

ROADWAY REVERSE LOGISTICS, INC.

/s/  Robert L. Stull                       /s/  Joseph R. Boni III                  /s/  John J. Gasparovic
---------------------------------          ---------------------------------        -----------------------
Robert L. Stull                            Joseph R. Boni III                       John J. Gasparovic
President                                  Treasurer and Director                   Director
(Principal Executive Officer)              (Principal Financial and
                                              Accounting Officer)

ROADWAY NEXT DAY CORPORATION

/s/  Michael W. Wickham                    /s/  J. Dawson Cunningham                /s/  John J. Gasparovic
---------------------------------          ---------------------------------        -----------------------
Michael W. Wickham                         J. Dawson Cunningham                     John J. Gasparovic
President and Director                     Director                                 Director
(Principal Executive Officer)

/s/  Joseph R. Boni III
----------------------------------
Joseph R. Boni III
Treasurer and Vice President
(Principal Financial and Accounting
     Officer)

ARNOLD TRANSPORTATION SERVICES, INC.

/s/  Michael S. Walters                    /s/  J. Dawson Cunningham                /s/  Michael W. Wickham
---------------------------------          ---------------------------------        -----------------------
Michael S. Walters                         J. Dawson Cunningham                     Michael W. Wickham
President                                  Director                                 Director
(Principal Executive Officer)

/s/  Joseph R. Boni III                    /s/  John J. Gasparovic
---------------------------------          -----------------------
Joseph R. Boni III                         John J. Gasparovic
Treasurer                                  Director
(Principal Financial and Accounting
     Officer)

NEW PENN MOTOR EXPRESS, INC.

/s/  Kenneth F. Leedy                      /s/  J. Dawson Cunningham                /s/  Michael W. Wickham
---------------------------------          ---------------------------------        -----------------------
Kenneth F. Leedy                           J. Dawson Cunningham                     Michael W. Wickham
Chief Executive Officer                    Director                                 Director
(Principal Executive Officer)

/s/  Joseph R. Boni III                    /s/  John J. Gasparovic
---------------------------------          -----------------------
Joseph R. Boni III                         John J. Gasparovic
Treasurer                                  Director
(Principal Financial and Accounting
     Officer)
